Exhibit 99.1



                                                          FOR IMMEDIATE RELEASE
Contact:

Gail Scalfaro
Director of Investor Relations
941-308-5227


            GLOBAL SIGNAL INC. ANNOUNCES SECOND QUARTER 2004 EARNINGS
        _________________________________________________________________


Highlights

   o   Completed IPO in June, raising net proceeds of approximately $132 million

   o   Net income of $5.1 million, or $0.11 per diluted common share

   o   Adjusted EBITDA of $24.5 million, or $0.52 per diluted common share

   o   Adjusted FFO of $17.1 million, or $0.36 per diluted common share

   o Purchased or under contract to purchase 471 wireless communications towers for an aggregate purchase price of approximately $227 million

   o   Declared second quarter dividends totaling $0.3125 per common share


Sarasota, Florida. July 29, 2004 - Global Signal Inc. (NYSE: GSL) today reported financial results for the quarter ended June 30, 2004. Net income for the quarter ended June 30, 2004, was $5.1 million, or $0.11 per diluted common share, compared with $5.5 million, or $0.13 per diluted common share, for the second quarter of 2003.

For the three months ended June 30, 2004, Adjusted EBITDA (earnings before interest, income tax expense (benefit), depreciation, amortization, accretion and non-cash stock-based compensation expense) was $24.5 million or $0.52 per diluted common share compared to $21.4 million or $0.50 per diluted common share for the second quarter 2003.

Adjusted FFO in the second quarter of 2004 was $17.1 million, or $0.36 per diluted common share. For the quarter ended June 30, 2004, we declared dividends totaling $0.3125 per share of common stock.

For a reconciliation and discussion of GAAP net income to Adjusted EBITDA and Adjusted FFO, refer to the tables following the presentation of GAAP results.



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Mr. Wesley Edens, Global Signal's Chairman and CEO, stated "We are pleased with the results of our first quarter since the completion of our IPO in early June. Wireless demand drivers continue to fuel the growth in our business. We expect that our ability to generate stable dividends and realize growth will differentiate us from our competitors."

Investment Activity

From December 2003 through the end of July 2004, we purchased or entered into definitive agreements to purchase 471 towers for an aggregate purchase price of approximately $227 million. The 471 towers are generally located in areas of high population density and high traffic volume and are primarily in the eastern and southeastern United States. These towers generate a significant amount of their revenue from telephony and investment grade tenants.


David Grain, Global Signal's President, stated "During the second quarter, we saw strong leasing activity in our existing portfolio from the wireless telephony carriers. On the investment side, we have made significant progress in acquiring high quality assets and shifting our revenue mix towards higher growth telephony tenants. We expect these trends to continue enabling us to achieve our goals of increasing earnings and dividends."

The Company's business strategy is to focus on increasing its earnings and dividends to stockholders by growing Adjusted EBITDA through:
      o   lease-up of existing sites with high quality tenants;
      o   acquisition of towers primarily designed for telephony tenants and;
      o financing newly acquired assets, on a long-term basis, using equity and low cost fixed rate debt obtained through the issuance of asset-backed securities.

Capital Markets Activity

In June 2004, we issued 8.05 million shares of common stock at $18.00 per share for net cash proceeds of approximately $132.2 million through an underwritten initial public offering. We utilized a portion of these proceeds to pay down our credit facility by $33.4 million and to finance the above mentioned tower acquisitions.

Conference Call

Management will conduct a conference call on July 30, 2004 to review the financial results for the three months ended June 30, 2004. The conference call is scheduled for 1:30 p.m. eastern time. A copy of this earnings release and quarterly financial supplement is posted to the Investors section of the Global Signal website provided below. All interested parties are welcome to participate on the live call. The conference call can be accessed by dialing
(877) 616-4483 ten minutes prior to the scheduled start and referencing the Global Signal Second Quarter 2004 Earnings Call.



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For those who are not available to listen to the live call, a replay will be available until 11:59 p.m. eastern time on Friday, August 6, 2004 by dialing
(800) 642-1687; please reference access code "8850290."

About Global Signal

Global Signal owns or manages over 3,300 wireless communications towers and other communications sites. Global Signal is organized and conducts its operations to qualify as a real estate investment trust (REIT) for federal income tax purposes. For more information on Global Signal and to be added to our e-mail distribution list, please visit www.gsignal.com.
                                           ---------------

Safe Harbor

Certain items in this press release and associated earnings conference call may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to our ability to deploy capital, close acquisitions, pay dividends, generate growth, secure financing and increase revenues and earnings. Words such as "anticipate(s)," "expect(s)," "intend(s)," "plan(s)," "target(s)," "project(s)," "believe(s)," "seek(s)," "estimate(s)" and similar expressions are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements; Global Signal can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Global Signal's expectations include, but are not limited to, our continued ability to acquire new towers at attractive prices which will generate returns consistent with expectations; the possibility that the towers that we have acquired and will acquire may not generate sufficient additional income to justify their acquisition; possibilities that conditions to closing of transactions will not be satisfied and other risks detailed from time to time in Global Signal's SEC reports including its Form S-11 filed June 2, 2004. Such forward-looking statements speak only as of the date of this press release. Global Signal expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.


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

                                                       GLOBAL SIGNAL INC.
                                       CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                             (in thousands except per share data)
                                                         (Unaudited)



                                                              Three Months Ended June 30,       Six Months Ended June 30,
                                                             -----------------------------    -----------------------------
                                                                  2003            2004            2003             2004
                                                             -------------   -------------    ------------     ------------

Revenues                                                      $   41,909     $  44,139          $  83,143      $  87,583

Direct site operating expenses (excluding depreciation,
   amortization and accretion)                                    13,652        13,318             26,949         26,717
                                                             -------------   -------------    ------------     ------------
Gross margin                                                      28,257        30,821             56,194         60,866
                                                             -------------   -------------    ------------     ------------
Other expenses:
   Selling, general and administrative (excluding
     non-cash stock-based compensation)                            6,694         5,855             13,211         12,414
   State franchise, excise and minimum taxes                         208           165                417            337
   Depreciation, amortization and accretion                       11,176        11,954             22,352         23,792
   Non-cash stock-based compensation expense for services              -           608                  -          3,212
                                                             -------------   -------------    ------------     ------------
                                                                  18,078        18,582             35,980         39,755
                                                             -------------   -------------    ------------     ------------

Operating income                                                  10,179        12,239             20,214         21,111
Interest expense, net                                              5,092         6,803             10,809         12,893
Loss on early extinguishment of debt                                   -             -                  -          8,449
Minority interest in net (income) loss of subsidiary                 (3)            (9)                 3              -
                                                             -------------   -------------    ------------     ------------
Income (loss) from continuing operations before
   income tax                                                      5,090         5,445              9,402           (231)
Income tax benefit (expense)                                         343          (102)               419           (112)
                                                             -------------   -------------    ------------     ------------
Income (loss) from continuing operations                           5,433         5,343              9,821           (343)
Income (loss) from discontinued operations                            95          (270)               195           (261)
                                                             -------------   -------------    ------------     ------------
Income (loss) before gain (loss) on sale of properties             5,528         5,073             10,016           (604)
(Gain) Loss on sale of properties                                   (27)            (6)               (85)           134
                                                             -------------   -------------    ------------     ------------
Net income (loss)                                             $    5,501     $   5,067          $   9,931      $    (470)
                                                             =============   =============    ============     ============
Basic income (loss) per common share:
   Income (loss) from continuing operations                   $     0.13     $    0.12          $    0.24      $   (0.01)
                                                             =============   =============    ============     ============
   Income (loss) from discontinued operations                 $     0.00     $   (0.01)         $    0.00      $    0.00
                                                             =============   =============    ============     ============
   Net income (loss)                                          $     0.13     $    0.11          $    0.24      $   (0.01)
                                                             =============   =============    ============     ============

Diluted income (loss) per common share:
   Income (loss) from continuing operations                   $     0.13     $    0.11          $    0.23      $   (0.01)
                                                             =============   =============    ============     ============
   Income (loss) from discontinued operations                 $     0.00     $    0.00          $    0.00      $    0.00
                                                             =============   =============    ============     ============
   Net income (loss)                                          $     0.13     #    0.11          $    0.23      $   (0.01)
                                                             =============   =============    ============     ============

Weighted average number of common shares outstanding
   Basic                                                          41,000        44,461             41,000         42,760
                                                             =============   =============    ============     ============
   Diluted                                                        42,900        47,183             42,897         42,760
                                                             =============   =============    ============     ============




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

                                                 GLOBAL SIGNAL INC.
                                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (in thousands except share and per share data)



                                                                                December 31, 2003       June 30, 2004
                                                                                -----------------     ------------------
                             ASSETS                                                                     (unaudited)
Current assets:
     Cash and cash equivalents                                                      $   9,661           $  42,050
      Accounts receivable, net                                                            987               1,024
      Prepaid expenses and other current assets                                         6,919               7,850
      Interest rate swap asset, at fair value                                               -               7,555
                                                                                -----------------     ------------------
                                                                                       17,567              58,479
Restricted cash                                                                             -              22,451
Fixed assets, net                                                                     362,231             422,894
Intangible assets:
      Leasehold interests, net                                                         12,916               9,968
      Lease absorption value, net                                                     114,049             114,325
      Deferred debt issuance costs, net                                                11,227              14,884
      Other                                                                             2,485               2,677
Other assets                                                                            4,565               6,094
                                                                                -----------------     ------------------
                                                                                    $ 525,040           $ 651,772
                                                                                =================     ==================

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable and accrued expenses                                         $  16,255           $  19,415
      Dividends payable                                                                     -               5,201
      Deferred revenue                                                                 10,857              12,089
      Interest rate swap liabilities, at fair value                                     1,970                   -
      Current portion of long-term debt                                                 6,535               7,959
                                                                                -----------------     ------------------
                                                                                       35,617              44,664
Long-term debt                                                                        257,716             408,797
Other long-term liabilities                                                             5,437               6,361
                                                                                -----------------     ------------------
        Total liabilities                                                             298,770             459,822

Minority interest in subsidiary                                                           817                   -
                                                                                -----------------     ------------------

Stockholders' equity:
Preferred stock, $0.01 par value, 20,000,000 shares authorized, no shares issued or outstanding at December 31, 2003
       and June 30, 2004                                                                    -                   -
Common stock, $0.01 par value, 150,000,000 shares authorized,
      41,000,000 shares issued and outstanding at December 31, 2003,
       and 50,497,527 shares issued and outstanding at June 30, 2004                      410                 505
Additional paid-in capital                                                            206,089             188,707
Accumulated other comprehensive income (loss)                                          (1,133)              2,738
Retained earnings                                                                      20,087                   -
                                                                                -----------------     ------------------
                                                                                      225,453             191,950
                                                                                -----------------     ------------------
                                                                                    $ 525,040           $ 651,772
                                                                                =================     ==================



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


                                                 GLOBAL SIGNAL INC.
                                RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
                                                   (in thousands)
                                                    (Unaudited)


                                                     Three Months Ended            Six Months Ended
                                                          June 30,                     June 30,
                                                 ---------------------------    --------------------------
                                                     2003           2004            2003         2004
                                                 ------------  -------------    -----------  -------------

Net income (loss)                                 $   5,501      $  5,067       $   9,931    $     (470)

 Depreciation, amortization and accretion            11,176        11,954          22,352        23,792
 Interest                                             5,092         6,803          10,809        12,893
 Income tax expense                                    (343)          102            (419)          112
 Loss on early extinguishment of debt                     -             -               -         8,449
 Non-cash stock based compensation
   expense for services                                   -            608              -         3,212
                                                 ------------  -------------    -----------  -------------
Adjusted EBITDA                                   $  21,426      $  24,534      $  42,673    $   47,988
                                                 ------------  -------------    -----------  -------------



We define Adjusted EBITDA as earnings before interest, income tax expense (benefit), depreciation, amortization, accretion and non-cash stock-based compensation expense. Adjusted EBITDA is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States, or "GAAP."

We use Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities or other income statement or cash flow statement data prepared in accordance with GAAP.

We believe Adjusted EBITDA is useful to an investor in evaluating our operating performance because:

   o it is one of the primary measures used by our management to evaluate the economic productivity of our operations, including the efficiency of our employees and the profitability associated with their performance, the realization of contract revenues under our tenant leases, our ability to obtain and maintain our customers and our ability to operate our leasing business effectively;

   o it is widely used in the wireless tower industry to measure operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets; and

   o we believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure



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        (primarily interest charges from our outstanding debt) and asset base (primarily depreciation and amortization) from our operating results.

Our management uses Adjusted EBITDA:

   o in presentations to our board of directors to enable it to have the same measurement of operating performance used by management;

   o for planning purposes, including the preparation of our annual operating budget;

   o for compensation purposes, including as the basis for annual incentive bonuses for certain employees;

   o as a valuation measure in strategic analyses in connection with the purchase and sale of assets;

   o with respect to compliance with our credit facility, which requires us to maintain certain financial ratios based on Consolidated EBITDA which is equivalent to Adjusted EBITDA except that Consolidated EBITDA (i) annualizes the Adjusted EBITDA contributed from newly acquired towers until such towers have been owned for twelve months and (ii) excludes asset impairment charges, gains or losses on the disposition of fixed assets, extraordinary gains or losses, gains or losses on foreign currency exchange and certain other non-cash charges; and

   o as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation and amortization) from our operating results.

There are material limitations to using a measure such as Adjusted EBITDA, including the difficulty associated with comparing results among more than one company and the inability to analyze certain significant items, including depreciation and interest expense, that directly affect our net income or loss. We compensate for these limitations by considering the economic effect of the excluded expense items independently as well as in connection with our analysis of net income. Adjusted EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with generally accepted accounting principles.



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

                                         GLOBAL SIGNAL INC.
                          RECONCILIATION OF GAAP NET INCOME TO ADJUSTED FF0
                                           (in thousands)
                                             (Unaudited)


                                                  Three Months Ended            Six Months Ended
                                                       June 30,                     June 30,
                                              ---------------------------    --------------------------
                                                  2003           2004            2003         2004
                                              ------------  -------------    -----------  -------------

Net income                                     $   5,501       $   5,067     $     9,931      $   (470)

  Real estate depreciation & amortization         10,485          11,310          20,970        22,554
  (Gain) loss on disposal of assets                   27               6              85          (134)
  Loss on extinguishment of debt                       -               -               -         8,449
  Non-cash stock based compensation
     expense for services                              -             608               -         3,212
  Accretion                                           97             144             194           334
                                              ------------  -------------    -----------  -------------
Adjusted FF0                                   $  16,110       $  17,135     $    31,180      $ 33,945
                                              ------------  -------------    -----------  -------------



We believe Adjusted Funds From Operations, or Adjusted FFO, is an appropriate measure of the performance of REITs because it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Adjusted FFO, for our purposes, represents net income available for common stockholders (computed in accordance with GAAP), excluding gains (or losses) on the disposition of real estate assets and real estate depreciation, amortization, accretion and non-cash stock-based compensation expense.

Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow provided by operations as a measure of liquidity and is not necessarily indicative of funds available to fund our cash needs including our ability to pay dividends. In addition, Adjusted FFO may not be comparable to similarly titled measurements employed by other companies.

Our management uses Adjusted FFO:

   o    in monthly management reports given to our board of directors;

   o to provide a measure of our REIT operating performance that can be compared to other companies using an accepted REIT industry-wide measurement; and

   o    as an important supplemental measure of operating performance.




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Supplemental Unaudited Financial Information

For the months of June 2003 and 2004 our revenue mix for the primary technology categories was as follows:


                               GLOBAL SIGNAL INC.
                  REVENUE PERCENTAGE BY TENANT TECHNOLOGY TYPE
                                   (Unaudited)

                                              Percent of Revenues for the
                                          -----------------------------------
                                              Month of             Month of
   Tenant Technology Type                    June 2003            June 2004
   ----------------------------------     ---------------     ---------------

   Telephony (PCS, cellular, ESMR)               38.9%               43.2%
   Mobile radio                                  27.0                23.1
   Paging                                        22.0                21.3
   Broadcast                                      7.0                 7.7
   Wireless data and other                        5.1                 4.7
                                          --------------     ---------------
       Total                                    100.0%              100.0%
                                          --------------     ---------------



Capital expenditures for the three and six months ended June 30, 2003 and 2004 were as follows:


                               GLOBAL SIGNAL INC.
                              CAPITAL EXPENDITURES
                                 (in thousands)
                                   (Unaudited)


                                 Three Months Ended         Six Months Ended
                                      June 30,                  June 30,
                             -------------------------   -----------------------
                                 2003           2004         2003        2004
                             ------------  -----------   ----------   ----------


Maintenance                   $    711       $   854      $   1,475    $  1,419
EBITDA enhancing*                  647         1,070          1,847       2,042
Corporate                          258           679            348       2,628
                             ------------  -----------   ----------   ----------
  Total capital expenditures  $  1,616       $ 2,603      $   3,670    $  6,089
                             ------------  -----------   ----------   ----------


* EBITDA enhancing capital expenditures generally represent tower improvements to accommodate additional tenants or equipment.





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Tower portfolio activity from December 31, 2003 through June 30, 2004 was as follows:


                              GLOBAL SIGNAL INC.
                          TOWER PORTFOLIO ACTIVITY*
                                 (Unaudited)


                                  Owned          Managed           Total
                                 -------------------------       ----------

   As of December 31, 2003         2,457           819             3,276

     Acquisitions                    147             -               147

     Dispositions                    (9)           (54)              (63)
                                -------------------------       ----------
   As of June 30, 2004            2,595            765             3,360
                                -------------------------       ----------


   * Excludes 69 and 32 sites held for disposal by sale at December 31, 2003 and June 30, 2004, respectively.






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